UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2010
FUEL TECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33059	20-5657551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Fuel Tech, Inc.
27601 Bella Vista Parkway
Warrenville, IL 60555-1617
630-845-4500
(Address and telephone number of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On April 1, 2010 the Compensation and Nominating Committee (the “Committee”) of the Board of Directors of Fuel Tech, Inc. (the “Registrant” or “Fuel Tech”) amended the 2010 Executive Officer Incentive Plan (the “EOIP”) to revise the allocation percentages for participating executives.
     As amended, the EOIP now provides for the following participation percentages:

Officer	Percentage
President and Chief Executive Officer-Interim	37.5%
Chief Financial Officer and Treasurer	25%
Executive Vice President, Marketing and Sales	25%
Unallocated	12.5%
     The foregoing description of the EOIP is qualified in its entirety by the copy of the EOIP filed as Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 4, 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuel Tech, Inc. (Registrant)
Date: April 5, 2010	By:	/s/ Albert G. Grigonis
Albert G. Grigonis
Vice President, General Counsel and Secretary